                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 10, 1998


                                  OraVax, Inc.
                   -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                   -------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     0-26034                                           04-3085209
(Commission File Number)                    (I.R.S. Employer Identification No.)



38 Sidney Street, Cambridge, Massachusetts                      02139
(Address of Principal Executive Offices)                      (Zip Code)


                                 (617) 494-1339
                   ------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.           OTHER EVENTS.

         On November 10, 1998, OraVax, Inc. (the "Company") entered into an Agreement and Plan of Merger among the Company, Peptide Therapeutics Group PLC ("Peptide") and Peach Acquisition Corp. ("Merger Sub"), a wholly-owned subsidiary of Peptide (the "Agreement"). Pursuant to the Agreement, Merger Sub will merge with and into the Company and the Company will become a wholly-owned subsidiary of Peptide, subject to completion of an equity financing by Peptide and a number of customary closing conditions, including approval by the stockholders of the Company and Peptide.

         A copy of the Agreement is attached to this Form 8-K as Exhibit 2.1. Key terms of the Agreement are summarized in the press release attached to this Form 8-K as Exhibit 99.1.
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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS.

         (a)      Financial statements of businesses acquired:

                  Not Applicable.

         (b)      Pro forma financial information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index attached hereto.
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                                  EXHIBIT INDEX

Exhibit Number                   Description
--------------                   -----------

         2.1                Agreement and Plan of Merger among OraVax, Inc.,
                            Peptide Therapeutics Group PLC and Peach Acquisition
                            Corp., dated November 10, 1998(1)

         99.1               Press Release, dated November 11, 1998, relating to the
                            merger.



--------------------

        (1) The Company agrees to furnish supplementally to the Commission upon its request a copy of the omitted schedules referenced in the agreement.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ORAVAX, INC.
                                  (Registrant)


Date:  November 17, 1998                By: /s/ Brigid A. Makes
                                           ---------------------------------
                                        Brigid A. Makes
                                        Vice President, Finance